UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22995

TrimTabs ETF Trust
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
2nd fl
New York, NY 10105
(Address of principal executive offices) (Zip code)

Derin Cohen
1345 Avenue of the Americas
2nd fl
New York, NY 10105
(Name and address of agent for service)

1-212-217-2597
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: January 31, 2020

Item 1. Reports to Stockholders.

TrimTabs ETF Trust
TrimTabs All Cap U.S. Free-Cash-Flow ETF
TrimTabs All Cap International Free-Cash-Flow ETF

Semi-Annual Report
January 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Funds’ reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

TrimTabs ETF Trust

TABLE OF CONTENTS

Shareholder Letter for TrimTabs All Cap U.S. Free-Cash-Flow ETF	1

Performance Summary for TrimTabs All Cap U.S. Free-Cash-Flow ETF	4

Shareholder Letter for TrimTabs All Cap International Free-Cash-Flow ETF	5

Performance Summary for TrimTabs All Cap International Free-Cash-Flow ETF	8

Shareholder Expense Examples	9

Portfolio Holdings Allocation	11

Schedules of Investments	12

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	26

Additional Information	36

TrimTabs All Cap U.S. Free-Cash-Flow ETF

SHAREHOLDER LETTER
January 31, 2020 (Unaudited)

Dear Shareholder,

The TrimTabs All Cap US Free-Cash-Flow ETF (TTAC) was up 5.27% (NAV) for the 6 months ended January 31, 2020.  Our benchmark, the Russell 3000 Total Return Index (R3000), was up 8.63% over the same period.  For the month of January, TTAC was down 0.20% (NAV), and the benchmark was down 0.11%. The 4th quarter saw a concentrated rally in the US stock market, driven by a handful of large cap names (Apple, Alphabet, Visa, Microsoft).

TTAC had all of these stocks in its portfolio, but given our equal weight methodology, we owned them in less than market cap weights. Apple was the leader of the pack, up over 86.16% for the year.  Much of TTAC’s underperformance can be attributed to its equal weight construction.  For example, while TTAC underperformed the R3000 by about 3.36% during the 6-month time period, it outperformed the Russell 1000 Equal Weight Total Return Index (R1000) by 2.94% for the same time period. Over the last 6 months 90% of TTAC stocks were constituents of the R1000.

With the strong outperformance of cap weighted indexes over the last decade, we anticipate that this next decade could favor equal weight portfolios. Valuations are stretched for many of the large cap darlings that have outsized positions in the major market indices.

Other sources of underperformance during this time period were due to our underweight in banks. This financial sub-sector had a strong rally when the inverted yield curve flipped to being positively slopped, as it became clear that the US economy was not entering a recession.  Free Cash Flow is not a traditional metric for banks.  TTAC is usually in an underweight or equal weight position to banks relative to the R3000.  Our goal is to buy high quality names in the banking sub-sector.

Finally, we saw many highly leveraged, low quality stocks have a sharp V shaped recovery during September and October of 2019. Obviously, these types of names are not candidates for our portfolios.

Going into 2020, the US stock market was extremely overbought and characterized by extreme levels of bullishness. We believe some of the starkest measures of sentiment were the Smart Money/Dumb Money Confidence Index, which had historically wide spreads between smart and dumb money investors, along with the unprecedented buying of call options by individuals.  While the fundamentals have remained in place for a US stock market rally in 2020, we weren’t surprised to see the start of a sell-off in January.

By the end of January, global markets began to fear COVID-19, the coronavirus that is rapidly expanding in throughout the world. During the last week of January, the S&P 500 shed 2.12% and the spot Volatility Index (VIX), also known as the fear index, began to rise.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

SHAREHOLDER LETTER
January 31, 2020 (Unaudited) (Continued)

While the COVID-19 coronavirus may lead to a black swan event in the US stock market, we believe the impact to companies will be more of a significant one-time event than something that is longer term and lasting.  Potential vaccinations and treatments have been fast tracked for testing and approvals.

We are concerned that fear and panic will lead to disruption in the global economy.  We will continue to monitor events and news about the disease in case a worse-case scenario pans out.

As of the writing of this report, factories appear to have ample inventory.  Ironically, companies may be in better shape from an inventory standpoint because many built up inventory in anticipation of new tariffs being implemented in December by the US government for Chinese imports.  Ultimately, those tariffs did not go into effect in December.  We have noted over the last year that many US companies have made great strides in diversifying their supply chains.

The GDP forecasts for the US in the first quarter are running around 2.5%.  The US consumer continues to be on solid footing.  Low interest rates continue to fuel strength in the US housing market which is providing a tailwind to the US economy.

Our goal is to deliver alpha, or excess return, over the Russell 3000 Total Return Index, while seeking to minimize surprises for our clients. Long-term alpha generation, in our experience, is strongly associated with investing in high quality companies. We believe high-quality companies with strong Free Cash Flow, strong balance sheets, and other moats have some cushions to help withstand or recover from events or changes in the economy.

Last, but not least, Quantamental has become a hot buzzword on Wall Street.  Simply defined, Quantamental is the integration of rules-based quantitative analysis with seasoned and disciplined active fundamental management.  While Quantamental may be the latest iteration of quantitative management on Wall Street, it is and always has been how we manage funds at TrimTabs Asset Management.

Janet Flanders Johnston, CFA
Portfolio Manager

Must be preceded or accompanied by a current Fund prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

SHAREHOLDER LETTER
January 31, 2020 (Unaudited) (Continued)

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, consisting of 25,000 shares. Brokerage commissions will reduce returns. Investments in the Fund include risks associated with small and mid-cap securities which involve limited liquidity and greater volatility than large-cap securities.

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The Index measures the performance of approximately 98% of the total market capitalization of the publicly traded U.S. equity market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the Index.

The S&P 500 Index (Standard & Poor’s 500 Index) is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies by market value.

Free Cash Flow (FCF) represents the cash that a company is able to generate after accounting for capital expenditures.

The TrimTabs All Cap U.S. Free-Cash-Flow ETF is distributed by Quasar Distributors, LLC.

The Smart Money/Dumb Money Confidence Index measures market sentiment and the flows of capital in and out of the market.

Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a stock, bond, commodity or other asset or instrument at a specified price within a specific time period.

VIX is the ticker symbol and the popular name for the Chicago Board Options Exchange’s CBOE Volatility Index, a popular measure of the stock market’s expectation of volatility based on S&P 500 index options.-

TrimTabs All Cap U.S. Free-Cash-Flow ETF

PERFORMANCE SUMMARY
January 31, 2020 (Unaudited)

Growth of a $10,000 Investment

	One	Three	Since
Average Annual Total Returns (as of January 31, 2020)	Year	Year	Inception(a)
TrimTabs All Cap U.S.
Free-Cash-Flow ETF – NAV	17.07%	13.33%	15.13%
TrimTabs All Cap U.S.
Free-Cash-Flow ETF – Market	17.20%	13.30%	15.15%
Russell 3000® Total Return Index	20.53%	13.82%	14.48%

This chart assumes an initial gross investment of $10,000 made on September 27, 2016 (commencement of the Fund’s operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost.  Index returns do not reflect the effects of fees or expenses.  It is not possible to invest directly in an index.The total operating expense ratio as stated in the fee table to the Fund’s prospectus dated November 29, 2019 is 0.59%. For performance information current to the most recent month-end, please call 1-800-617-0004.

(a)  Commencement of operations on September 27, 2016.

TrimTabs All Cap International Free-Cash-Flow ETF

SHAREHOLDER LETTER
January 31, 2020 (Unaudited)

Dear Shareholder,

For the six months ending January 31, 2019 the TrimTabs All Cap International Free-Cash-Flow ETF (TTAI) was up 4.86% (NAV). Our benchmark, the S&P Developed Ex-US Broad Market Total Return Index was up 6.51% for the same period. For the month of January, TTAI was down 1.01% (NAV) while our benchmark decreased by 2.21%.

While many global markets struggled with trade uncertainty and a sluggish economy during 2019, we looked for companies within our model that weren’t tied to their local economies. It became clear to us that the American consumer was on a solid foundation, and that a middle class Chinese consumer was alive and spending.  Companies with strong consumer global brands performed well for us.

On top of US trade policy, uncertainty with China and other countries, as well as the UK’s costly Brexit divorce from the European Union, created another layer of uncertainty for the UK and European economies. All of this uncertainty sapped business confidence and contributed to a global manufacturing recession in 2019. On a positive note, unemployment remained low in most developed countries, as consumers provided some support to their local economies.

Over the course of 2019, the US concluded trade deals with Canada, Mexico, Japan, and South Korea, taking some uncertainty off the table. Developed markets slowly chugged along. In the fall and winter, three events ignited a year-end rally in these markets.

First, after the US Federal Reserve twice lowered rates, the US yield curve rotated from inverted to being positively slopped. This provided a tailwind to bank earnings. We saw smaller, but similar moves, in other countries’ yield curves. Beaten down European financials outperformed the S&P Developed EX-US Broad Market Total Return Index for the first time in over two years last fall and winter.

Heading into last fall, we were underweight, and continue to be underweight, European financial institutions, as we believe many of these names continue to be lower quality assets.

Second, the US and China deescalated the trade war and announced a Phase 1 trade deal. At the same time, global leading indicator indexes and global manufacturing PMIs (Purchasing Manager’s Index) began to stabilize and/or trend up. This added additional fuel to the market last fall.

Finally, the UK election results at the beginning of December solidly supported moving forward with Brexit, removing additional market uncertainty. In anticipation of a resolution, the UK stock market was up 10.53% for the 4th quarter of 2019 and 18.06% for the year per S&P Dow Jones Indices. The beleaguered British Pound had an unusually strong fourth quarter, up almost 8% against the USD, contributing to the UK’s strong end of year performance.

TrimTabs All Cap International Free-Cash-Flow ETF

SHAREHOLDER LETTER
January 31, 2020 (Unaudited) (Continued)

Going into the second half of the 2019, we were underweight the United Kingdom due to the Brexit uncertainty.  As it appeared that Brexit would be a softer landing for the UK economy than many had feared, we looked for UK exposure within our model that was levered to the local UK economy.  We continue to be overweight Switzerland, Canada, and France.

On the negative side, Japan instituted a value added sales tax in October which provided a headwind for their economy. We are underweight Japan.

Starting in mid-January, global markets began to fear COVID-19 and sell-off. The coronavirus rapidly expanded in China created alarm over a potential pandemic, supply chain issues, and sharply declining GDP estimates for China.

While the COVID-19 coronavirus may lead to a black swan event in the US stock market, we believe the impact to companies will be more of a significant one-time event, rather than being longer term and lasting. Potential vaccinations and treatments have been fast tracked for testing and approvals.

We are concerned that fear and panic will lead to disruption in the global economy.  We will continue to monitor events and news about the disease in case a worse-case scenario pans out.

Our goal is to deliver alpha, or excess return, over the S&P Developed Ex-US BMI Index, while seeking to minimize surprises for our clients. Long-term alpha generation, in our experience, is strongly associated with investing in high quality companies. We believe high-quality companies with strong Free Cash Flow, strong balance sheets, and other moats have some cushions to help withstand or recover from events or changes in the economy.

Finally, Quantamental has become a hot buzzword on Wall Street. Simply defined, Quantamental is the integration of rules-based quantitative analysis with seasoned and disciplined active fundamental management. While Quantamental may be the latest iteration of quantitative management on Wall Street, it is and always has been how we manage funds at TrimTabs Asset Management.

We thank our shareholders for the opportunity to serve them.

Janet Flanders Johnston, CFA
Portfolio Manager

Must be preceded or accompanied by a current Fund prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

TrimTabs All Cap International Free-Cash-Flow ETF

SHAREHOLDER LETTER
January 31, 2020 (Unaudited) (Continued)

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Investments in the Fund include risks associated with small-and mid-cap securities which involve limited liquidity and greater volatility than large-cap securities. Returns on investments in foreign securities could be more volatile than investments in securities of domestic issuers.

The S&P Developed Ex-U.S. BMI Index (“S&P Index”) is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in developed countries outside the U.S. The S&P Index is float adjusted, meaning that only those shares publicly available to investors are included in the S&P Index calculation. It is not possible to invest directly in the Index.

Free Cash Flow (FCF) represents the cash that a company is able to generate after accounting for capital expenditures.

The TrimTabs All Cap International Free-Cash-Flow ETF is distributed by Quasar Distributors, LLC.

The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors.-

TrimTabs All Cap International Free-Cash-Flow ETF

PERFORMANCE SUMMARY
January 31, 2020 (Unaudited)

Growth of a $10,000 Investment

Average Annual Total Returns (as of January 31, 2020)	One Year	Since Inception(a)
TrimTabs All Cap International
Free-Cash-Flow ETF – NAV	14.37%	3.91%
TrimTabs All Cap International
Free-Cash-Flow ETF – Market	13.27%	3.71%
S&P Developed ex-U.S. BMI Index	11.19%	4.57%

This chart assumes an initial gross investment of $10,000 made on June 27, 2017 (commencement of the Fund’s operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost.  Index returns do not reflect the effects of fees or expenses.  It is not possible to invest directly in an index.The total operating expense ratio as stated in the fee table to the Fund’s prospectus dated November 29, 2019 is 0.61%. For performance information current to the most recent month-end, please call 1-800-617-0004.

(a)  Commencement of operations on June 27, 2017.

TrimTabs ETF Trust

SHAREHOLDER EXPENSE EXAMPLES
For the Six-Months Ended January 31, 2020 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated below.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table below is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TrimTabs ETF Trust

SHAREHOLDER EXPENSE EXAMPLES
For the Six-Months Ended January 31, 2020 (Unaudited) (Continued)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period
	Value	Value	8/1/19 –
	8/1/19	1/31/20	1/31/20(a)
TrimTabs All Cap U.S.
Free-Cash-Flow ETF
Actual	$1,000.00	$1,052.70	$3.04
Hypothetical (5% return
before expenses)	$1,000.00	$1,022.17	$3.00

	Expenses
	Beginning	Ending	Paid During
	Account	Account	Period
	Value	Value	8/1/19 –
	8/1/19	1/31/20	1/31/20(a)
TrimTabs All Cap International
Free-Cash-Flow ETF
Actual	$1,000.00	$1,048.60	$3.04
Hypothetical (5% return
before expenses)	$1,000.00	$1,022.17	$3.00

(a)	Actual Expenses Paid are equal to the Fund’s annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the period.

TrimTabs ETF Trust

PORTFOLIO HOLDINGS ALLOCATION (as a % of net assets)
January 31, 2020 (Unaudited)

TrimTabs All Cap U.S. Free-Cash-Flow ETF
Communication Services	7.0%
Consumer Discretionary	18.3%
Consumer Staples	6.8%
Energy	2.8%
Financials	17.4%
Health Care	11.2%
Industrials	9.7%
Information Technology	25.9%
Short-Term Investments	0.9%
Other Assets in Excess of Liabilities	0.0	%(a)
Total Net Assets	100.0%

TrimTabs All Cap International Free-Cash-Flow ETF
Australia	5.5%
Canada	10.5%
China	2.2%
Denmark	2.6%
Finland	1.3%
France	8.7%
Germany	4.9%
Hong Kong	1.1%
Israel	2.6%
Italy	1.3%
Japan	21.5%
Netherlands	1.4%
Norway	1.6%
Republic of Korea	3.9%
Singapore	1.0%
Spain	2.0%
Switzerland	12.1%
United Kingdom	13.5%
Other Countries	1.1%
Short-Term Investments	1.0%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

(a)  Less than 0.05%.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
January 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS – 99.1%

Communication Services – 7.0%
Alphabet, Inc. – Class A (a)	990	$1,418,452
AT&T, Inc.	31,874	1,199,100
Facebook, Inc. – Class A (a)	6,212	1,254,265
Match Group, Inc. (a)	16,413	1,283,825
Take-Two Interactive Software, Inc. (a)	10,990	1,369,794
The Walt Disney Co.	8,661	1,197,903
Verizon Communications, Inc.	19,074	1,133,758
		8,857,097
Consumer Discretionary – 18.3%
Amazon.com, Inc. (a)	675	1,355,886
Booking Holdings, Inc. (a)	591	1,081,855
Deckers Outdoor Corp. (a)	8,245	1,574,053
Domino’s Pizza, Inc.	4,608	1,298,304
DR Horton, Inc.	26,688	1,579,930
Gentex Corp.	47,144	1,403,477
Hilton Worldwide Holdings, Inc.	12,825	1,382,535
Lululemon Athletica, Inc. (a)	7,438	1,780,583
NIKE, Inc. – Class B	14,842	1,429,285
Pool Corp.	6,314	1,384,660
Starbucks Corp.	15,651	1,327,674
Steven Madden Ltd.	28,329	1,092,366
The Home Depot, Inc.	6,171	1,407,605
The TJX Companies, Inc.	21,914	1,293,803
Ulta Beauty, Inc. (a)	4,530	1,213,632
Williams-Sonoma, Inc.	17,339	1,215,117
Yum China Holdings, Inc.	27,518	1,185,200
		23,005,965
Consumer Staples – 6.8%
Colgate-Palmolive Co.	15,822	1,167,347
Costco Wholesale Corp.	4,362	1,332,678
Monster Beverage Corp. (a)	18,595	1,238,427
Sanderson Farms, Inc.	7,490	1,031,298
The Boston Beer Co., Inc. – Class A (a)	3,720	1,325,734
The Estee Lauder Companies, Inc.	6,178	1,205,699
Walmart, Inc.	11,025	1,262,252
		8,563,435

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
January 31, 2020 (Unaudited) (Continued)

	Shares	Value
COMMON STOCKS – 99.1% (Continued)

Energy – 2.8%
ConocoPhillips	20,126	$1,196,088
Royal Dutch Shell PLC – ADR	21,412	1,140,832
Valero Energy Corp.	13,356	1,126,044
		3,462,964
Financials – 17.4%
Aon PLC	6,543	1,441,096
Arch Capital Group Ltd. (a)	32,768	1,447,035
First Citizens BancShares, Inc. – Class A	2,435	1,282,807
First Hawaiian, Inc.	42,581	1,237,404
First Horizon National Corp.	72,894	1,166,304
Hilltop Holdings, Inc.	48,876	1,106,553
JPMorgan Chase & Co.	9,501	1,257,552
KeyCorp	64,413	1,205,167
LPL Financial Holdings, Inc.	16,198	1,492,322
MarketAxess Holdings, Inc.	3,356	1,188,628
MGIC Investment Corp.	95,173	1,312,436
Moody’s Corp.	7,184	1,844,779
Morningstar, Inc.	8,076	1,267,044
MSCI, Inc.	6,922	1,978,307
SEI Investments Co.	20,283	1,323,668
The Progressive Corp.	16,189	1,306,290
		21,857,392
Health Care – 11.2%
Abbott Laboratories	14,433	1,257,692
AbbVie, Inc.	15,948	1,292,107
Align Technology, Inc. (a)	3,657	940,215
Chemed Corp.	2,863	1,337,135
Edwards Lifesciences Corp. (a)	5,080	1,116,889
Humana, Inc.	3,829	1,287,463
IDEXX Laboratories, Inc. (a)	4,722	1,279,709
Illumina, Inc. (a)	4,868	1,412,061
Medtronic PLC	12,785	1,475,900
Merck & Co., Inc.	13,894	1,187,103
Zoetis, Inc.	11,539	1,548,649
		14,134,923

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
January 31, 2020 (Unaudited) (Continued)

	Shares	Value
COMMON STOCKS – 99.1% (Continued)

Industrials – 9.7%
Emerson Electric Co.	16,216	$1,161,552
Expeditors International of Washington, Inc.	16,101	1,176,017
JetBlue Airways Corp. (a)	62,594	1,241,239
Lockheed Martin Corp.	3,126	1,338,303
MasTec, Inc. (a)	16,963	979,613
Old Dominion Freight Line, Inc.	6,908	1,355,557
Rockwell Automation, Inc.	6,339	1,214,933
Southwest Airlines Co.	22,162	1,218,467
The Brink’s Co.	13,684	1,152,056
Trex Co., Inc. (a)	13,576	1,333,706
		12,171,443
Information Technology – 25.9%
Accenture PLC – Class A	7,204	1,478,333
ANSYS, Inc. (a)	6,578	1,804,543
Apple, Inc.	4,716	1,459,649
Broadridge Financial Solutions, Inc.	9,466	1,127,874
Cadence Design Systems, Inc. (a)	19,757	1,424,677
FLIR Systems, Inc.	23,173	1,194,336
Fortinet, Inc. (a)	11,690	1,348,558
Global Payments, Inc.	8,065	1,576,304
HP, Inc.	51,879	1,106,060
Jack Henry & Associates, Inc.	9,118	1,363,506
Keysight Technologies, Inc. (a)	12,220	1,136,338
Leidos Holdings, Inc.	16,705	1,678,351
Mastercard, Inc. – Class A	4,389	1,386,661
Maxim Integrated Products, Inc.	19,367	1,164,344
Microsoft Corp.	11,683	1,988,797
Nice Ltd. – ADR (a)	7,916	1,363,927
NVIDIA Corp.	6,790	1,605,360
Qualys, Inc. (a)	14,923	1,279,498
Square, Inc. – Class A (a)	18,824	1,405,965
Teradyne, Inc.	18,713	1,234,871
Texas Instruments, Inc.	10,536	1,271,168

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
January 31, 2020 (Unaudited) (Continued)

	Shares	Value
COMMON STOCKS – 99.1% (Continued)

Information Technology – 25.9% (Continued)
VeriSign, Inc. (a)	6,262	$1,303,373
Visa, Inc. – Class A	9,113	1,813,214
		32,515,707
TOTAL COMMON STOCKS
(Cost $106,191,508)		124,568,926

SHORT-TERM INVESTMENTS – 0.9%
Money Market Funds – 0.9%
Fidelity Institutional Money Market Funds –
Government Portfolio, Institutional Class, 1.450% (b)	1,131,990	1,131,990
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,131,990)		1,131,990

Total Investments (Cost $107,323,498) – 100.0%		125,700,916
Other Assets in Excess of Liabilities – 0.0% (c)		29,146
TOTAL NET ASSETS – 100.0%		$125,730,062

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of January 31, 2020.
(c)	Less than 0.05%.

For Fund compliance purposes, the Fund’s industry classifications refers to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap International Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
January 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS – 94.7%

Communication Services – 4.8%
Kakaku.com, Inc.	5,991	$159,015
Nintendo Co. Ltd.	334	125,672
Rightmove PLC	21,465	186,450
Tencent Holdings Ltd.	2,928	140,621
		611,758
Consumer Discretionary – 12.8%
adidas AG	570	180,671
Alibaba Group Holding Ltd. – ADR (a)	728	150,397
Dufry AG	1,507	131,018
Fast Retailing Co. Ltd.	270	147,864
Goldwin, Inc.	1,800	111,633
InterContinental Hotels Group PLC	2,093	129,498
Lululemon Athletica, Inc. (a)	734	175,712
Oriental Land Co. Ltd.	1,100	144,765
Puma SE	1,980	158,985
Toyota Motor Corp.	2,244	158,471
Yum China Holdings, Inc.	3,166	136,360
		1,625,374
Consumer Staples – 9.9%
Alimentation Couche-Tard, Inc. – Class B	4,432	148,124
Asahi Group Holdings Ltd.	2,985	140,111
Diageo PLC	3,238	128,701
Ebro Foods SA	6,544	135,500
Kao Corp.	1,676	135,837
Nestle SA	1,676	185,105
Shiseido Co. Ltd.	2,190	143,238
Strauss Group Ltd.	5,013	147,595
Treasury Wine Estates Ltd.	11,400	99,433
		1,263,644
Energy – 4.8%
Neste Oyj	4,239	168,682
Royal Dutch Shell PLC – ADR	2,005	106,826
Suncor Energy, Inc.	3,926	120,096
TGS NOPEC Geophysical Co. ASA	3,334	85,217
TOTAL SA	2,699	132,141
		612,962

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap International Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
January 31, 2020 (Unaudited) (Continued)

	Shares	Value
COMMON STOCKS – 94.7% (Continued)

Financials – 11.0%
AXA SA	5,263	$140,554
Bank of Montreal	1,725	131,480
BNP Paribas SA	2,620	139,605
DNB ASA	6,749	118,758
Intermediate Capital Group PLC	7,531	173,236
National Bank of Canada	2,803	155,527
Partners Group Holding AG	147	135,035
Tokio Marine Holdings, Inc.	2,723	150,405
UBS Group AG	10,373	128,314
United Overseas Bank Ltd.	6,785	127,585
		1,400,499
Health Care – 9.8%
Cochlear Ltd.	939	151,528
CSL Ltd.	766	160,006
ICON PLC (a)	970	163,562
Novartis AG	1,277	120,872
Novo Nordisk A/S – Class B	2,966	181,581
Roche Holding AG	490	164,978
Shionogi & Co. Ltd.	2,010	121,782
Sonova Holding AG	726	182,254
		1,246,563
Industrials – 17.0%
Air Canada (a)	3,405	114,058
Ashtead Group PLC	4,902	158,914
CAE, Inc.	6,053	179,523
Canadian Pacific Railway Ltd.	643	170,916
Daikin Industries Ltd.	1,116	161,032
FANUC Corp.	670	125,646
GEA Group AG	4,543	136,491
Howden Joinery Group PLC	19,238	174,879
Intertek Group PLC	2,020	153,643
Legrand SA	1,995	160,190
Recruit Holdings Co. Ltd.	4,219	167,584
Safran SA	1,015	164,294
Siemens AG	1,148	142,139
Vestas Wind Systems A/S	1,537	153,474
		2,162,783

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap International Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
January 31, 2020 (Unaudited) (Continued)

	Shares	Value
COMMON STOCKS – 94.7% (Continued)

Information Technology – 15.6%
Amadeus IT Group SA	1,496	$117,501
ASML Holding NV	633	178,491
Atlassian Corp PLC – Class A (a)	1,176	172,872
CGI, Inc. (a)	1,761	134,836
Dassault Systemes SE	1,102	191,515
Halma PLC	6,031	167,800
Logitech International SA	3,246	146,124
Nice Ltd. – ADR (a)	1,033	177,986
Nomura Research Institute Ltd.	7,500	167,505
Omron Corp.	2,481	146,769
Samsung Electronics Co. Ltd. – GDR (b)	101	118,372
Tokyo Electron Ltd.	631	142,675
Yaskawa Electric Corp.	3,356	120,017
		1,982,463
Materials – 5.3%
Air Liquide SA	1,223	177,345
Fortescue Metals Group Ltd.	19,824	151,147
Givaudan SA	52	171,678
Sika AG	985	177,427
		677,597
Real Estate – 2.4%
Goodman Group (c)	14,144	140,978
Japan Logistics Fund, Inc. (c)	61	165,174
		306,152
Utilities – 1.3%
Italgas SpA	24,114	160,355
TOTAL COMMON STOCKS
(Cost $10,402,640)		12,050,150

EXCHANGE TRADED FUNDS – 4.1%
iShares MSCI Europe Financials ETF	7,850	145,618
iShares MSCI South Korea ETF	6,520	375,878
TOTAL EXCHANGE TRADED FUNDS
(Cost $595,910)		521,496

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap International Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
January 31, 2020 (Unaudited) (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS – 1.0%

Money Market Funds – 1.0%
Fidelity Institutional Money Market Funds –
Government Portfolio, Institutional Class, 1.450% (d)	127,827	$127,827
TOTAL SHORT-TERM INVESTMENTS
(Cost $127,827)		127,827

Total Investments (Cost $11,126,377) – 99.8%		12,699,473
Other Assets in Excess of Liabilities – 0.2%		20,710
TOTAL NET ASSETS – 100.0%		$12,720,183

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
(a)	Non-income producing security.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At January 31, 2020, the value of this security amounted to $118,372 or 0.93% of net assets.

(c)	Real Estate Investment Trust.
(d)	Rate disclosed is the seven day yield as of January 31, 2020.

For Fund compliance purposes, the Fund’s industry classifications refers to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of these financial statements.

TrimTabs ETF Trust

STATEMENTS OF ASSETS & LIABILITIES
January 31, 2020 (Unaudited)

		TrimTabs
	TrimTabs	All Cap
	All Cap U.S.	International
	Free-Cash-Flow	Free-Cash-Flow
	ETF	ETF
ASSETS
Investments in Securities, at Value*	$125,700,916	$12,699,473
Interest and Dividends Receivable	93,522	27,188
Total Assets	125,794,438	12,726,661

LIABILITIES
Management Fees Payable	64,376	6,478
Total Liabilities	64,376	6,478
NET ASSETS	$125,730,062	$12,720,183

NET ASSETS CONSIST OF:
Paid-in Capital	$113,927,447	$12,169,726
Total Distributable Earnings	11,802,615	550,457
Net Assets	$125,730,062	$12,720,183
* Identified Cost:
Investments in Securities	$107,323,498	$11,126,377

Net Asset Value (unlimited shares authorized):
Net Assets	$125,730,062	$12,720,183
Shares Outstanding (No Par Value)	3,200,000	475,000
Net Asset Value, Offering and
Redemption Price per Share	$39.29	$26.78

The accompanying notes are an integral part of these financial statements.

TrimTabs ETF Trust

STATEMENTS OF OPERATIONS
Six-Months Ended January 31, 2020 (Unaudited)

		TrimTabs
	TrimTabs	All Cap
	All Cap U.S.	International
	Free-Cash-Flow	Free-Cash-Flow
	ETF	ETF
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax
of $0 and $8,930, respectively)	$782,603	$80,684
Interest	16,854	1,680
Total Investment Income	799,457	82,364

Expenses:
Management Fees	370,277	37,161
Total Expenses	370,277	37,161
Net Investment Income	429,180	45,203

REALIZED & UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investment Securities	30,092	(141,770)
Foreign Currencies	—	(3,695)
Total	30,092	(145,465)
Net Change in Unrealized Appreciation of:
Investments Securities	6,036,516	703,517
Foreign Securities	—	370
Total	6,036,516	703,887
Net Realized and Unrealized Gain on
Investments and Foreign Currencies	6,066,608	558,422
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$6,495,788	$603,625

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended
	January 31, 2020	Year Ended
	(Unaudited)	July 31, 2019
OPERATIONS
Net Investment Income	$429,180	$1,037,781
Net Realized Gain (Loss) on Investments	30,092	(296,359)
Net Change in Unrealized
Appreciation of Investments	6,036,516	1,466,422
Net Increase in Net Assets
Resulting from Operations	6,495,788	2,207,844

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(915,650)	(684,621)
Total Distributions to Shareholders	(915,650)	(684,621)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	—	55,574,345
Payments for Shares Redeemed	(3,906,398)	(32,254,807)
Net Increase (Decrease) in Net Assets Derived
from Capital Share Transactions(a)	(3,906,398)	23,319,538
Net Increase in Net Assets	1,673,740	24,842,761

NET ASSETS
Beginning of Period	124,056,322	99,213,561
End of Period	$125,730,062	$124,056,322

(a) Summary of capital share transactions is as follows:
	Shares	Shares
Subscriptions	—	1,500,000
Redemptions	(100,000)	(925,000)
Net Increase	(100,000)	575,000

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap International Free-Cash-Flow ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended
	January 31, 2020	Year Ended
	(Unaudited)	July 31, 2019
OPERATIONS
Net Investment Income	$45,203	$165,219
Net Realized Loss on Investments
and Foreign Currencies	(145,465)	(653,938)
Change in Unrealized Appreciation of
Investments and Foreign Currencies	703,887	299,056
Net Increase (Decrease) in Net Assets
Resulting from Operations	603,625	(189,663)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(244,461)	(92,157)
Total Distributions to Shareholders	(244,461)	(92,157)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	—	2,544,445
Net Increase in Net Assets Derived from
Capital Share Transactions(a)	—	2,544,445
Net Increase in Net Assets	359,164	2,262,625

NET ASSETS
Beginning of Period	12,361,019	10,098,394
End of Period	$12,720,183	$12,361,019

(a) Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	—	100,000
Net Increase	—	100,000

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period/year

	Six-Months
	Ended
	January 31,		Year Ended	Year Ended	Period Ended
	2020		July 31,	July 31,	July 31,
	(Unaudited)		2019	2018	2017(a)
Net Asset Value,
Beginning of Period/Year	$37.59		$36.41	$29.81	$25.00

Income from Investment Operations:
Net Investment Income(b)	0.13		0.30	0.21	0.16
Net Realized and Unrealized
Gain on Investments	1.85		1.07	6.53	4.70
Total from
Investment Operations	1.98		1.37	6.74	4.86

Less Distributions:
From Net Investment Income	(0.28)		(0.19)	(0.14)	(0.05)
Total Distributions	(0.28)		(0.19)	(0.14)	(0.05)
Net Asset Value,
End of Period/Year	$39.29		$37.59	$36.41	$29.81
Total Return	5.27	%(c)	3.89%	22.62%	19.47	%(c)

Supplemental Data:
Net Assets at
End of Period/Year (000’s)	$125,730		$124,056	$99,214	$27,574

Ratios to Average Net Assets:
Expenses to Average Net Assets	0.59	%(d)	0.59%	0.59%	0.59	%(d)
Net Investment Income
to Average Net Assets	0.68	%(d)	0.84%	0.60%	0.68	%(d)
Portfolio Turnover Rate(e)	28	%(c)	49%	42%	63	%(c)

(a)	Commencement of operations on September 27, 2016.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap International Free-Cash-Flow ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period/year

	Six-Months
	Ended
	January 31,		Year Ended	Year Ended	Period Ended
	2020		July 31,	July 31,	July 31,
	(Unaudited)		2019	2018	2017(a)
Net Asset Value,
Beginning of Period/Year	$26.02		$26.93	$25.48	$25.00

Income from Investment Operations:
Net Investment Income(b)	0.09		0.37	0.34	0.01
Net Realized and Unrealized
Gain (Loss) on Investments	1.18		(1.08)	1.18	0.47
Total from
Investment Operations	1.27		(0.71)	1.52	0.48

Less Distributions:
From Net Investment Income	(0.51)		(0.20)	(0.07)	—
Total Distributions	(0.51)		(0.20)	(0.07)	—
Net Asset Value,
End of Period/Year	$26.78		$26.02	$26.93	$25.48
Total Return	4.86	%(c)	-2.47%	5.97%	1.92	%(c)

Supplemental Data:
Net Assets at
End of Period/Year (000’s)	$12,720		$12,361	$10,098	$3,822

Ratios to Average Net Assets:
Expenses to Average Net Assets	0.59	%(d)	0.59%	0.59%	0.59	%(d)
Net Investment Income
to Average Net Assets	0.72	%(d)	1.48%	1.28%	0.35	%(d)
Portfolio Turnover Rate(e)	21	%(c)	43%	83%	0	%(c)

(a)	Commencement of operations on June 27, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes impact of in-kind transactions, if any.

The accompanying notes are an integral part of these financial statements.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Unaudited)

1.  ORGANIZATION

The TrimTabs All Cap U.S. Free-Cash-Flow ETF (formerly known as the TrimTabs Float Shrink ETF) and TrimTabs All Cap International Free-Cash-Flow ETF (each, a “Fund” and collectively, the “Funds”) are each a series of the TrimTabs ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 2, 2014. Each Fund is classified as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TrimTabs All Cap U.S. Free-Cash-Flow ETF commenced operations on September 27, 2016 and that is the date the initial creation units were established. The Fund seeks to generate long-term returns in excess of the total return of the Russell 3000® Index (the “Russell Index”), with less volatility than the Russell Index. TrimTabs All Cap International Free-Cash-Flow ETF commenced operations on June 27, 2017 and that is the date the initial creation units were established. The Fund seeks to generate long-term returns in excess of the total return of the S&P Developed ex-U.S. BMI Index, with similar volatility to the S&P Developed ex-U.S. BMI Index.

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe” or the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 25,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased directly from or redeemed directly to a Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Quasar Distributors, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which have no front end sales loads, no deferred sales charges, and no redemption fees. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. TrimTabs All Cap U.S. Free-Cash-Flow ETF charges $500 for the standard fixed creation fee and TrimTabs All Cap International Free-Cash-Flow ETF charges $1,500 for the standard fixed creation fee, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the total value of the Creation Units subject to the transaction. Variable fees received by each Fund are displayed in the Capital Share

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Unaudited) (Continued)

Transactions section of the Statement of Changes in Net Assets. There were no variable fees charged in either Fund during the fiscal year. Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges with respect to such Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

Each Fund is a registered investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Transactions and Investment Income: Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are computed on the basis of specific identification. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.

Dividend Distributions:  Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends.

Federal Income Taxes: The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the year ended July 31, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended July 31, 2019, the Funds did not have liabilities for any unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the year ended July 31, 2019, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since each Fund’s commencement of operations.

Currency Translation: Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.  The effects of changes in

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Unaudited) (Continued)

exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the Funds’ Statement of Operations.  The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Share Valuation: The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the Cboe is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share.

Guarantees and Indemnifications: The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.  The Trust and Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.  However, based on industry experience, the Funds expect that risk of loss to be remote.

Reclassification of Capital Accounts: U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the fiscal year ended July 31, 2019, the following table shows the reclassifications made:

	Distributable	Paid-In
	Earnings	Capital
TrimTabs All Cap U.S. Free-Cash-Flow ETF	$(5,734,632)	$5,734,632
TrimTabs All Cap International Free-Cash-Flow ETF	$—	$—

During the fiscal year ended July 31, 2019, the Funds realized the following net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash.  Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from distributable earnings to paid-in capital.

Gains from In-Kind Redemptions
TrimTabs All Cap U.S. Free-Cash-Flow ETF	$5,734,632
TrimTabs All Cap International Free-Cash-Flow ETF	$ —

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Unaudited) (Continued)

Subsequent Events: The Trust has evaluated subsequent events through the date of issuance of the Funds’ financial statements. There have been no subsequent events that require recognition or disclosure in the Funds’ financial statements other than those described below.

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

3.  SECURITIES VALUATION

Investment Valuation:  Each Fund calculates its net asset value (“NAV”) each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”).

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national securities exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below.

Market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Funds’ Board of Trustees (the “Board”). If a market quotation is not readily available or is deemed not to reflect market value, the Funds will determine the price of the security held by the Funds based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board. In addition, the Funds may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Funds’ NAV’s are calculated. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Foreign exchanges typically close before the time at which Fund share prices are calculated and may be closed altogether on some days when shares of the Funds are traded. Significant events affecting a foreign security may include, but are not limited to: corporate actions, earnings announcements, litigation or other events impacting a single issuer; governmental action that affects securities in one sector or country; natural disasters or armed conflicts affecting a country or region; or significant domestic or foreign market fluctuations.

Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Fair Valuation Measurement:

The FASB established a framework for measuring fair value in accordance with GAAP. Under FASB ASC Topic 820, Fair Value Measurement, various inputs are used in determining the value of each Fund’s investments. The inputs or methodology used for

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Unaudited) (Continued)

valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2020:

TrimTabs All Cap U.S. Free-Cash-Flow ETF
Description^	Level 1	Level 2	Level 3	Total
Common Stocks	$124,568,926	$—	$—	$124,568,926
Short-Term Investments	1,131,990	—	—	1,131,990
Total Investments
in Securities	$125,700,916	$—	$—	$125,700,916

TrimTabs All Cap International Free-Cash-Flow ETF
Description^	Level 1	Level 2	Level 3	Total
Common Stocks	$12,050,150	$—	$—	$12,050,150
Exchange Traded Funds	521,496	—	—	521,496
Short-Term Investments	127,827	—	—	127,827
Total Investments
in Securities	$12,699,473	$—	$—	$12,699,473

^ See Schedule of Investments for sector breakouts.

The Funds did not invest in any Level 3 securities during the period.

TrimTabs ETF Trust
NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Unaudited) (Continued)

4.  OTHER RELATED PARTY TRANSACTIONS

TrimTabs Asset Management, LLC. (“the Adviser”) serves as the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser bears the costs of all advisory and non-advisory services required to operate the Funds, including payment of Trustee compensation, in exchange for a single unitary management fee. For services provided to the Funds, each Fund pays the Adviser 0.59% at an annual rate based on each Fund’s average daily net assets. Certain officers and a Trustee of the Trust are affiliated with the Adviser and are not paid any fees by the Funds for serving in such capacities.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares. The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. To date, the Rule 12b-1 Plan has not been implemented for the Funds and there is no current intention to implement the Rule 12b-1 Plan.

5.  SERVICE AND CUSTODY AGREEMENTS

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services and a Custody Agreement with U.S. Bank, N.A. (“USB”), an affiliate of Fund Services. Under these agreements, Fund Services and USB provide certain transfer agency, administrative, accounting and custody services and are paid by the Adviser under the unitary fee arrangement noted above.

6.  INVESTMENT TRANSACTIONS

For the six-months ended January 31, 2020, the aggregate purchases and sales of securities by each Fund, excluding short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
TrimTabs All Cap U.S. Free-Cash-Flow ETF	$34,770,072	$34,405,140
TrimTabs All Cap International Free-Cash-Flow ETF	$ 2,641,461	$ 2,948,203

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Unaudited) (Continued)

For the six-months ended January 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Purchases	Sales
TrimTabs All Cap U.S. Free-Cash-Flow ETF	$ —	$3,855,266
TrimTabs All Cap International Free-Cash-Flow ETF	$ —	$ —

For the six-months ended January 31, 2020, there were no long-term purchases or sales of U.S. Government Securities for the Funds.

7.  INCOME TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation for federal income tax purposes as of July 31, 2019 were as follows:

		TrimTabs
	TrimTabs	All Cap
	All Cap U.S.	International
	Free-Cash-Flow ETF	Free-Cash-Flow ETF
Tax cost of investments	$111,778,625	$11,537,571
Gross tax unrealized appreciation	16,054,699	1,511,514
Gross tax unrealized depreciation	(3,721,057)	(711,906)
Net tax unrealized appreciation	12,333,642	799,608
Undistributed ordinary income	568,275	188,482
Undistributed long-term capital gains	—	—
Total accumulated gain (loss)	568,275	188,482
Other accumulated gain (loss)	(6,679,440)	(796,797)
Distributable earnings	$6,222,477	$191,293

The difference between book and tax-basis cost is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and wash sales.  Under tax law, certain capital and foreign currency losses realized after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

At July 31, 2019, the Funds had the following capital loss carryforwards:

	Short-Term	Long-Term	Expires
TrimTabs All Cap U.S. Free-Cash-Flow ETF	$6,679,440	$ —	Indefinite
TrimTabs All Cap International
Free-Cash-Flow ETF	$ 565,604	$231,193	Indefinite

The tax character of distributions paid by the Funds during the fiscal year ended July 31, 2019 and July 31, 2018 was as follows:

	Ordinary Income
	July 31, 2019	July 31, 2018
TrimTabs All Cap U.S. Free-Cash-Flow ETF	$684,621	$155,755
TrimTabs All Cap International Free-Cash-Flow ETF	$92,157	$23,272

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Unaudited) (Continued)

8.  CERTAIN RISKS

Asia-Pacific Risk. Investments in securities of issuers in Asia-Pacific countries involve risks that are specific to the Asia-Pacific region, including certain legal, regulatory, political and economic risks. Certain Asia-Pacific countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asia-Pacific economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asia-Pacific economies are highly dependent on trade and economic conditions in other countries can impact these economies.

Japan Risk. The Japanese economy may be subject to considerable degrees of economic, political and social instability. Since 2000, Japan’s economic growth rate has remained relatively low. In addition, Japan is subject to the risk of natural disasters, such as earthquakes and tsunamis.

Depositary Receipts Risk.  The risks of investments in depositary receipts are substantially similar to Foreign Investment Risks. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, shares may trade at a discount to net asset value (or “NAV”) and possibly face delisting.

Flash Crash Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Unaudited) (Continued)

International Closed Market Trading Risk. Because certain of TTAI’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s Intraday Indicative Value (“IIV”). As a result, shares may appear to trade at a significant discount or premium to NAV.

Large Shareholder Risk. Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s shares. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Premium-Discount Risk. Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing shares or receive less than NAV when selling shares.  The market prices of shares will generally fluctuate in accordance with changes in NAV, changes in the relative supply of, and demand for, shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. Although the shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in shares on the Exchange may be halted.

Europe Risk.  Decreasing imports or exports, changes in governmental or European Union (the “EU”) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about withdrawal of member countries from the EU and economic downturns and rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.

Foreign Investment Risk.  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Unaudited) (Continued)

Geographic Region Risk.  A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares, they could be worth less than what you paid for them.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Management Risk.  The Fund is actively managed using proprietary investment strategies and processes that are based on quantitative stock selection rules and algorithms (the “quantitative investment process”).  There can be no guarantee that the Fund will achieve its investment objective or that the quantitative investment process will produce the intended results. The Fund may be adversely affected by imperfections, errors or limitations in the construction or implementation of the quantitative investment process and/or the Adviser’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative investment process. Any of these factors could result in the Fund underperforming comparable investment vehicles.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in the equity markets may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

TrimTabs ETF Trust

ADDITIONAL INFORMATION
January 31, 2020 (Unaudited)

1.  FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Funds’ website at www.trimtabsfunds.com.

2.  FEDERAL TAX INFORMATION

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the fiscal year ended July 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

TrimTabs All Cap U.S. Free-Cash-Flow ETF	100.00%
TrimTabs All Cap International Free-Cash-Flow ETF	99.02%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2019, was as follows:

TrimTabs All Cap U.S. Free-Cash-Flow ETF	100.00%
TrimTabs All Cap International Free-Cash-Flow ETF	0.11%

SHORT-TERM CAPITAL GAIN
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

TrimTabs All Cap U.S. Free-Cash-Flow ETF	0.00%
TrimTabs All Cap International Free-Cash-Flow ETF	0.00%

3.  DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT.  The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll free at 1-800-617-0004.  Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.  Each Fund’s portfolio holdings are posted daily on their website at www.trimtabsfunds.com.

4.  PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures the Funds use to determine how to vote proxies related to portfolio securities is provided in the Statement of Additional Information (“SAI”).  The SAI is available without charge upon request by calling toll free at 1-800-617-0004, by accessing the SEC’s website at www.sec.gov or by accessing the Funds’ website at www.trimtabsfunds.com.  Information on how the Funds voted proxies related to portfolio securities during the period ended June 30 is available without charge, upon request, by calling 1-800-617-0004 or by accessing the website of the SEC.

TrimTabs ETF Trust

ADDITIONAL INFORMATION
January 31, 2020 (Unaudited) (Continued)

5.  TRUSTEES AND OFFICERS

Additional information about each Trustee of the Trust is set forth below.  The address of each Trustee of the Trust is c/o TrimTabs Asset Management, LLC 1345 Avenue of the Americas, 2nd Floor, New York, NY, 10105.  The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-617-0004.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position(s)	Length	Occupation(s)	Complex	Held by Trustee
Name, Year	Held with	of Time	During Past	Overseen	During Past
of Birth	the Trust	Served	Five Years	by Trustee	Five Years

Independent Trustees

Stephen J. Posner	Trustee	Since	Financial Advisor,	2	Director, TrimTabs
YOB: 1944		2014	Wunderlich		Investment Research
			Securities, Inc.		(2016-2017).**
(2005-2014).

David A. Kelly	Trustee	Since	Founder and	2	Member, Audit
YOB: 1938		2015	President, Three		Committee,
			Lakes Advisors, Inc.		Greenwich Historical
			(1996-present).		Society (2011-2013).

Interested Trustee*
Charles Biderman	Trustee;	Trustee	Consultant,	2	None.
YOB: 1946	formerly	since	Informa TrimTabs
	President	2014;	(2017-2017);
		President	Founder, TrimTabs
		from	Asset Management,
		2014 to	LLC (1990-present);
		2017	Founder and Chief
Executive Officer,
TrimTabs Investment
Research (1990-
2017); President,
TrimTabs Index
Services, LLC
(2014-2016).

*	Mr. Biderman is an “interested person,” as defined by the Investment Company Act of 1940, as amended, because of his employment with and ownership interest in TrimTabs.
**	TrimTabs Investment Research does not control and is not controlled by or under common control with the Adviser.

TrimTabs ETF Trust

ADDITIONAL INFORMATION
January 31, 2020 (Unaudited) (Continued)

Name, Year	Position(s) Held	Term of Office and	Principal Occupation(s)
of Birth	with the Trust	Length of Time Served	During Past Five Years

Officers

Janet Johnston	President and	President and Principal	Co-Chief Investment
YOB: 1963	Principal Executive	Executive Officer since	Officer, TrimTabs
	Officer; formerly	2019; Vice President	Asset Management, LLC
	Vice President	2018-2019	(2019-present); Portfolio
Manager, TrimTabs
Asset Management, LLC
(2017-present); Sole
Proprietor of a timber and
hunting business
(2015-present); ETF
Advisor, Madrona Partners
(2012-2015).

Derin Cohen	Chief Compliance	Chief Compliance Officer,	Chief Operating and
YOB:1991	Officer and	Anti-Money Laundering	Compliance Officer,
	Anti-Money	Officer since 2019;	TrimTabs Asset Management,
	Laundering Officer;	Vice President from	LLC (2019-present); Vice
	formerly	2018-2019	President, Marketing and
	Vice President		Operations, TrimTabs Asset
Management (2017-2019),
Lead Generation Associate,
SinglePlatform (2017-2017),
Internal Control Associate,
Maxim Group LLC,
(2013-2017).

Vince (Qijun) Chen	Vice President,	Since 2019	Quantitative Analyst,
YOB: 1994	Treasurer, and		TrimTabs Asset Management,
	Principal Financial		LLC (2017-present).
Officer

(This Page Intentionally Left Blank.)

Investment Adviser
TrimTabs Asset Management, LLC
1345 Avenue of the Americas, 2nd Floor
New York, NY 10105

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator, Fund Accountant & Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7018

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  TrimTabs ETF Trust

By (Signature and Title)*         /s/ Janet F. Johnston
    Janet F. Johnston, President (Principal Executive Officer)

Date    3/30/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ Janet F. Johnston
    Janet F. Johnston, President (Principal Executive Officer)

Date    3/30/20

By (Signature and Title)*         /s/ Vince (Qijun) Chen
 Vince (Qijun) Chen, Treasurer (Principal Financial Officer)

Date    3/30/20

* Print the name and title of each signing officer under his or her signature.